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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     001-13711            13-3429953
  (State or other jurisdiction of       (Commission           (IRS Employer
  incorporation or organization)        File Number)       Identification No.)

       4211 W. Boy Scout Boulevard, Tampa, Florida               33607
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13-4(c))

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Item 2.02   Results of Operations and Financial Condition

On April 26, 2005, Walter Industries, Inc. issued a press release filed herewith as Exhibit 99.1 and hereby incorporated by reference setting forth Walter Industries, Inc.'s first quarter 2005 earnings.

Item 7.01   Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."

On April 26, 2005, Walter Industries, Inc. issued a press release announcing second quarter earnings expectations and confirming full year 2005 expectations. A copy of the Walter Industries, Inc. press release is attached hereto as
Exhibit 99.2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WALTER INDUSTRIES, INC.

                                            By:    /s/ Victor P. Patrick
                                                   -----------------------------
                                            Title: Victor P. Patrick
                                                   Sr. Vice President,
                                                   General Counsel and Secretary

Date:  April 26, 2005

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                                  EXHIBIT INDEX

(99.1)  Press release dated:  April 26, 2005, Walter Industries Announces First
                              Quarter 2005 Results
(99.2)  Press release dated:  April 26, 2005,Walter Industries Announces Second
                              Quarter Earnings Expectations and Confirms Full Year 2005 Expectations